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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                    Pursuant to section 13 or 15 (d) or the
                        Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 16, 2002

                           SABINE RIVER HOLDING CORP.
             (Exact name of registrant as specified in its charter)


                 Delaware                                  43-1857408
      (State or other jurisdiction                      (I.R.S. Employer
    of incorporation or organization)                  Identification No.)

          1801 S. Gulfway Drive                               77640
              Office No. 36                                (Zip Code)
           Port Arthur, Texas
(Address of principal executive offices)


       Registrant's telephone number, including area code (409) 982-7491



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                         Exhibit Index begins on page 4



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Item 5. Other Events.


         On May 16, 2002, Sabine River Holding Corp. announced that its subsidiaries, Port Arther Finance Corp. ("Port Arthur") and Port Arthur Coker Company, are commencing a consent solicitation relating to the Port Arthur
12 1/2% Senior Notes due 2009. A copy of the press release is attached hereto as
Exhibit 99 and incorporated herein by reference in its entirety.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

    (c) The following Exhibit is filed with this Current Report on Form 8-K:

        Exhibit No.             Description

        99                      Press Release dated as of May 16, 2002



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SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        SABINE RIVER HOLDING CORP.
                                                (Registrant)



                                        /s/ Dennis R. Eichholz
                                        ---------------------------
                                        Dennis R. Eichholz
                                        Senior Vice President, Finance and
                                           Controller (Principal Accounting
                                              Officer)




May 20, 2002


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                                 EXHIBIT INDEX


Exhibit No.             Description

99                      Press Release dated as of May 16, 2002


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